THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES OR UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER STATING THAT SUCH SALE, ASSIGNMENT, PLEDGE OR TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                 COMMON STOCK WARRANT

                                 To Purchase 440,350
                              Shares of Common Stock of

                               InsurQuote Systems, Inc.

                                  February 10, 1998


     THIS CERTIFIES THAT, for good and valuable consideration received by InsurQuote Systems, Inc., a Utah corporation (the "Company"), CCC Information Services Inc., a Delaware corporation (the "Investor") or its registered assigns is entitled to subscribe for and purchase from the Company at any time after the date hereof to and including the expiration of this Warrant, 440,350 fully paid and nonassessable shares of the Company's Common Stock, no par value, at a price of $20.21 per share (the "Exercise Price"):

     This Warrant was granted by the Company to the Investor pursuant to that certain Investment Agreement dated February 10, 1998 by and among the Company, the Investor and certain shareholders of the Company (the "Investment Agreement"), and the related Securities Purchase Agreement dated February 10, 1998 by and between the Company and the Investor (the "Securities Purchase Agreement). Pursuant to the Securities Purchase Agreement, the Investor is acquiring from the Company for an aggregate consideration of $20,000,000, and the Company is issuing to the Investor, 333,750 shares of Common Stock, 145,414 shares of Series C Preferred Stock, 320,203 shares of Series D Preferred Stock, a Subordinated Promissory Note in the principal amount of $8,900,000 (the "Subordinated Note") and this Warrant. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Investment Agreement and the Securities Purchase Agreement.

     This Warrant is subject to the following provisions, terms and conditions:

     1.   TERM OF WARRANT.

          (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time after the date hereof through February 10, 2008 unless earlier terminated in whole or in part as provided in paragraph (c) below. This Warrant shall be void and of no further force or effect automatically upon any such expiration date.

          (b) In the event that the Company performs as set forth in Exhibit D to the Securities Purchase Agreement and the Investor elects to reduce its equity ownership in the Company in accordance with Section 2.1(b) of the Securities Purchase Agreement and Exhibit D thereto, this Warrant shall be adjusted as provided in such Exhibit D and shall terminate in part as provided in Exhibit D.

          (c) In the event that the Investor exercises the CCC Option pursuant to Section 2.4 of the Investment Agreement, upon the closing of the purchase of shares of the Company's Common Stock pursuant to such CCC Option, this Warrant shall terminate without further action on the part of the Company, the Investor or any other person and shall be void and of no further forces or effect.

     2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or bank check or wire transfer of the purchase price for such shares; provided, however, that the rights represented by this Warrant must be exercised prior to the closing of the Investor's purchase of shares of the Company's Common Stock pursuant to the exercise of the CCC Option pursuant to Section 2.4 of the Investment Agreement.

     3. ISSUANCE OF SHARES. The Company agrees that the shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been exercised by surrender of the Warrant and payment for the shares. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of paragraph 8 hereof.

     4. ADJUSTMENT FOR A STEP-UP EVENT OF DEFAULT. If there is a Step-Up Event of Default (as defined in the Securities Purchase Agreement), then so long as the Step-Up Event of Default continues, the number of shares of the Company's Common Stock the Investor shall be entitled to purchase pursuant to this Warrant shall be increased to that number of shares that, when added to the shares of Common Stock and Common Stock Equivalents (as defined in the Investment Agreement) then held by the Investor and its Affiliates, equal 51% of the Fully-Diluted Voting Power of the Company and the Exercise Price shall be proportionately reduced; provided, however, that in the event that this Warrant has not been exercised on the date that the Company provides the Investor with written notice that it is no longer in such Default, the Exercise Price shall be appropriately increased to the original Exercise Price, as adjusted pursuant to Section 5 below, and the number of shares of the Company's Common Stock the Investor shall be entitled to purchase hereunder shall be appropriately reduced.

     5. ANTI-DILUTION ADJUSTMENTS. The above provisions are, however, subject to the following:

          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, (i) the Exercise Price of this Warrant and (ii) the Trigger Price (as defined in Section 5(d)(i) in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (b) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of Common Stock on the day of exercise as determined in good faith by the Company.

          (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by operation of law or written instrument, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notice of such assumption shall be promptly mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company.

          Notwithstanding any language to the contrary set forth in this paragraph 5(c), if an occurrence or event described herein shall take place in which the shareholders of the Company receive cash for their shares of Common Stock of the Company and a successor corporation or corporation purchasing assets shall survive the transaction then, at the election of the record holder hereof, such corporation shall be obligated to purchase this Warrant (or the unexercised part hereof) from the record holder without requiring the holder to exercise all or part of the Warrant. If such corporation refuses to so purchase this Warrant then the Company shall purchase the Warrant for cash. In either case the purchase price shall be the amount per share that shareholders of the outstanding Common Stock of the Company shall receive as a result of the transaction multiplied by the number of shares covered by the Warrant, minus the aggregate Exercise Price of the Warrant. Such purchase shall be closed within 60 days following the election of the holder to sell this Warrant.

          (d)(i) If the Company issues or sells any shares of Common Stock for a consideration per share less than $16.13 (the "Trigger Price") (other than dividends payable in shares of Common Stock or subdivisions or combinations of Common Stock as contemplated in Section 5(a) above), or issues any options, warrants, or other rights to purchase Common Stock at a consideration per share less than the Trigger Price, or issues securities convertible into Common Stock at a conversion price per share of less than the Trigger Price then the Exercise Price in effect immediately prior to such issuance or sale shall be adjusted so as to equal a fraction, (a) the numerator of which shall be an amount equal to the sum of (A) the aggregate number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the applicable Exercise Price in effect immediately prior to such issuance or sale, and (B) the total consideration payable to the Company upon such issuance or sale of such Common Stock and/or such purchase rights or convertible securities, plus the consideration payable to the Company upon the exercise of such purchase rights or upon conversion of such convertible securities, and (b) the denominator of which shall be an amount equal to the aggregate number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise of any purchase rights and/or upon the conversion of convertible securities issued in such issuance. An adjustment to the Trigger Price shall be made in proportion to the adjustment to the Exercise Price. If the Exercise Price and the Trigger Price are adjusted as the result of the issuance of any options, warrants or other purchase rights or upon the issuance of convertible securities, no further adjustments of such Exercise Price and such Trigger Price shall be made at the time of the exercise of such options, warrants or other purchase rights or convertible securities. If securities are sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company. No adjustment shall be made in the Exercise Price or the Trigger Price with respect to the creation, grant, or exercise of the options, warrants and rights identified in Section 3.5(v) of the Securities Purchase Agreement.

          (ii) Upon any adjustment of the Exercise Price pursuant to subsection 5(d)(i) hereof, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares of Common Stock determined by multiplying the number of shares as to which this Warrant was exercisable immediately prior to such adjustment by the Exercise Price which would have been in effect but for subsection 5(d) hereof and dividing the product so obtained by the Exercise Price as adjusted pursuant to subsection 5(d) (i) hereof.

          (iii) ISSUANCE FOR CASH. In case of the issuance of additional shares of Common Stock entirely for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such shares, without deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such shares of Common Stock.

          (iv) ISSUANCE FOR PROPERTY. In case of the issuance of additional shares of Common Stock for a consideration other than cash, or for a consideration a part of which shall be other than cash, the amount of per share consideration other than cash received by the Company for such shares shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

          (e) Upon any adjustment of the Exercise Price and the Trigger Price, then, and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price and the Trigger Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in
Section 5 above.

     7. NO VOTING RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     8. REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT OF SECURITIES. Reference is hereby made to the Investment Agreement and the Securities Purchase Agreement for certain provisions relating to the registration, transfer, exchange and replacement of the Warrants and Common Stock. To transfer this Warrant, the holder shall deliver to the Company a Notice of Assignment (substantially in the form attached hereto) duly executed by the holder hereof (or its attorney) specifying that this Warrant (or any portion hereof) is to be transferred to the Person(s) named therein.

     9.   ADDITIONAL RIGHT TO CONVERT WARRANT.

          (a) Subject to the provisions of Section 8 hereof, the holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Common Stock as provided for in this Section 9. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day be delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Company's Common Stock the warrantholder will purchase pursuant to such conversion and (ii) a place and date not less than one nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

          (c) At any closing under Section 9(b) hereof, (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

          (d) "FAIR MARKET VALUE" means, with respect to the Company's Common Stock, as of any date:

               (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the reported closing price of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

               (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by National Quotation Bureau, Inc. (or such comparable reporting service); or

               (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported by the NASDAQ system or National Quotation Bureau, Inc. (or any comparable reporting service), [such price as the Company's Board of Directors determines in good faith] in the exercise of its reasonable discretion.

          (e) Notwithstanding any other provision of this Warrant to the contrary, the Investor shall not be entitled to convert this Warrant under this Section 9 to the extent, and only to the extent, that the Company has repaid in cash all or any portion of the outstanding principal of the Subordinated Note or to the extent the Subordinated Note remains outstanding after giving effect to the conversion of this Warrant under this Section 9. For example, if the Company has repaid all outstanding principal and interest on the Subordinated Note, the Investor shall not be entitled to convert this Warrant under this Section 9; and if the Company has pre-paid $1,000,000 of the outstanding principal of the Subordinated Note, the Investor shall pay $1,000,000 of the total Exercise Price of this Warrant in cash and the balance may be converted under this Section 9.

     IN WITNESS WHEREOF, InsurQuote Systems, Inc. has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date and year first above written.


                              INSURQUOTE SYSTEMS, INC.


                              By_________________________________
                              Its________________________________


                              By_________________________________
                              Its________________________________

                                    EXERCISE FORM
                     (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


INSURQUOTE SYSTEMS, INC.

     The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder __________________ shares of the Common Stock, $________ par value, of InsurQuote Systems, Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of __________________________________ and be delivered to
________________________________ whose address is
______________________________________________.

Dated:__________________     _________________________________________________
                             (Signature must conform in all respects to the name of holder as specified on the face of the warrant)


                             (Address)


                             (City - State - Zip)

                                   ASSIGNMENT FORM
                   (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)



     For value received, the undersigned hereby sells, assigns and transfers unto _____________________________ the right represented by the within warrant to purchase _______________________ of the shares of Common Stock, $_________ par value, of InsurQuote Systems, Inc. to which the within warrant relates, and appoints ______________________________ attorney to transfer said right on the books of InsurQuote Systems, Inc., with full power of substitution in the premises.



Dated:__________________     _________________________________________________
                             (Signature must conform in all respects to the name of holder as specified on the face of the warrant)


                             (Address)


                             (City - State - Zip)

In the presence of:

                                  CONVERSION NOTICE
                 (TO BE SIGNED ONLY UPON EXERCISE OF CONVERSION RIGHT
                        SET FORTH IN SECTION 8 OF THE WARRANT)



TO INSURQUOTE SYSTEMS, INC.


     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the Conversion Right set forth in Section 8 of such Warrant and to purchase __________________ shares of the Common Stock, $________ par value, of InsurQuote Systems, Inc. The closing of this conversion shall take place at the offices of the Company on __________________. Certificates for the shares to be delivered at the closing shall be issued in the name of ___________ __________________, whose address is ____________________________________.



Dated:__________________     _________________________________________________
                             (Signature must conform in all respects to the name of holder as specified on the face of the warrant)


                             (Address)